Exhibit 99.1

Table of Contents

14723-14825 Oxnard Street:
Report of Independent Auditors	2
Statements of Revenues and Certain Expenses for the three months ended March 31, 2014 (unaudited) and the year ended December 31, 2013	3
Notes to the Statements of Revenues and Certain Expenses	4

845,855, 865 Milliken Avenue and 4317, 4319 Santa Ana Street:
Report of Independent Auditors	6
Statements of Revenues and Certain Expenses for the three months ended March 31, 2014 (unaudited) and the year ended December 31, 2013	7
Notes to the Statements of Revenues and Certain Expenses	8

4051 Santa Ana Street and 701 Dupont Avenue:
Report of Independent Auditors	10
Statements of Revenues and Certain Expenses for the three months ended March 31, 2014 (unaudited) and the year ended December 31, 2013	11
Notes to the Statements of Revenues and Certain Expenses	12

Chatsworth Industrial Park:
Report of Independent Auditors	14
Statements of Revenues and Certain Expenses for the three months ended March 31, 2014 (unaudited) and the year ended December 31, 2013	15
Notes to the Statements of Revenues and Certain Expenses	16
.,, Rexford Industrial Realty, Inc.:
Pro Forma Financial Statements (unaudited):
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014	19
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2014	20
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013	21
Notes to the Unaudited Condensed Consolidated Financial Statements	22

Report of Independent Auditors

The Board of Directors and Stockholders of Rexford Industrial Realty, Inc.

We have audited the accompanying statement of revenues and certain expenses (“the financial statement”) of the 14723-14825 Oxnard Street property (“the Property”) for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates, made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of the Property’s financial statement for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statement, the statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Los Angeles, California

August 4, 2014

14723-14825 OXNARD STREET

STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2013

(in thousands)

Year Ended December 31, 2013
RENTAL REVENUES
Rental revenues	$842
TOTAL RENTAL REVENUES	842
CERTAIN OPERATING EXPENSES
Property expenses	162
TOTAL OPERATING EXPENSES	162
REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$680

14723-14825 OXNARD STREET

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.	BACKGROUND AND BASIS OF PRESENTATION

The accompanying statement of revenues and certain expenses present the results of operations of the industrial property complex located at 14723-14825 Oxnard Street (the “Property”) for the year ended December 31, 2013.  The Property, which is located in Van Nuys, California, consists of six multi-tenant industrial buildings totaling 78,000 rentable square feet (unaudited) situated on 3.25 acres (unaudited) of land.  The Property was acquired by Rexford Industrial Realty, Inc., through its operating partnership, Rexford Industrial Realty, L.P. from a third-party seller on January 22, 2014 for approximately $8.875 million.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statement is not representative of the actual operations for the period presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred through the future operations of the Property, have been excluded. Such items include depreciation, amortization, interest expense, interest income, management fee expense, and amortization of above and below market leases.

2. SIGNIFICANT ACCOUNTING POLICES

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Use of Estimates

A number of estimates and assumptions have been made relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

3.MINIMUM FUTURE LEASE RENTALS

There are various lease agreements in place with tenants to lease space at the Property. As of  December 31, 2013, the minimum future cash rents receivable under non-cancelable operating leases and month-to-month agreements in each of the next five years and thereafter are as follows (in thousands):

Years Ending December 31
2014	$891
2015	169
2016	151
2017	74
2018	-
Thereafter	-
Total	$1,285

14723-14825 OXNARD STREET

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

4.      TENANT CONCENTRATIONS

For the year ended December 31, 2013, no single tenant individually represented 10% or more of the Property’s total rental revenue.

5.       COMMITMENTS AND CONTINGENCIES

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance and the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

6.       SUBSEQUENT EVENTS

Subsequent events were evaluated through August 4, 2014, the date the financial statements were available to be issued.

Report of Independent Auditors

The Board of Directors and Stockholders of Rexford Industrial Realty, Inc.

We have audited the accompanying statement of revenues and certain expenses (“the financial statement”) of the 845, 855, 865 Milliken Avenue and 4317 and 4319 Santa Ana Street property (“the Property”) for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates, made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of the Property’s financial statement for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statement, the statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Los Angeles, California

August 4, 2014

845, 855, 865 MILLIKEN AVENUE AND 4317, 4319 SANTA ANA STREET

STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2013

(in thousands)

Year Ended December 31, 2013
RENTAL REVENUES
Rental revenues	$607
Tenant reimbursements	66
TOTAL RENTAL REVENUES	673
CERTAIN OPERATING EXPENSES
Property expenses	262
TOTAL OPERATING EXPENSES	262
REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$411

845, 855, 865 MILLIKEN AVENUE AND 4317, 4319 SANTA ANA STREET

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.	BACKGROUND AND BASIS OF PRESENTATION

The accompanying statement of revenues and certain expenses present the results of operations of the industrial property located at 845, 855, 865 Milliken Avenue and 4317 and 4319 Santa Ana Street in Ontario, California (the “Property”) for the year ended December 31, 2013.  The Property consists of five multi-tenant buildings with 113,612 rentable square feet (unaudited) situated on 5.74 acres (unaudited) of land.  The Property was acquired by Rexford Industrial Realty, Inc., through its operating partnership, Rexford Industrial Realty, L.P. from a third-party seller on February 12, 2014 for approximately $8.55 million.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statement is not representative of the actual operations for the period presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred through the future operations of the Property, have been excluded. Such items include depreciation, amortization, interest expense, interest income, management fee expense, and amortization of above and below market leases.

2. SIGNIFICANT ACCOUNTING POLICES

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Use of Estimates

A number of estimates and assumptions have been made relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

3.MINIMUM FUTURE LEASE RENTALS

There are various lease agreements in place with tenants to lease space at the Property. As of December 31, 2013, the minimum future cash rents receivable under non-cancelable operating leases agreements in each of the next five years and thereafter are as follows (in thousands):

845, 855, 865 MILLIKEN AVENUE AND 4317, 4319 SANTA ANA STREET

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

Years Ending December 31
2014	$490
2015	378
2016	268
2017	180
2018	132
Thereafter	6
Total	$1,454

Leases generally require reimbursement of the tenant's proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4.      TENANT CONCENTRATIONS

For the year ended December 31, 2013, two tenants represented 40.0% of the Property’s total rental revenue.

5.       COMMITMENTS AND CONTINGENCIES

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance and the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

6.       SUBSEQUENT EVENTS

Subsequent events were evaluated through August 4, 2014, the date the financial statements were available to be issued.

Report of Independent Auditors

The Board of Directors and Stockholders of Rexford Industrial Realty, Inc.

We have audited the accompanying statement of revenues and certain expenses (“the financial statement”) of the 4051 Santa Ana Street and 710 Dupont Avenue property (“the Property”) for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedaures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates, made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of the Property’s financial statement for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statement, the statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Los Angeles, California

August 4, 2014

4051 SANTA ANA STREET AND 710 DUPONT AVENUE

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

THREE-MONTHS ENDED MARCH 31, 2014 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2013

(in thousands)

	Three Months Ended March 31, 2014 (unaudited)	Year Ended December 31, 2013
RENTAL REVENUES
Rental revenues	$134	$477
Tenant reimbursements	4	5
TOTAL RENTAL REVENUES	138	482
CERTAIN OPERATING EXPENSES
Property expenses	41	170
TOTAL OPERATING EXPENSES	41	170
REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$97	$312

4051 SANTA ANA STREET AND 710 DUPONT AVENUE

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.	BACKGROUND AND BASIS OF PRESENTATION

The accompanying statements of revenues and certain expenses present the results of operations of the industrial property located at 4051 Santa Ana Street and 710 Dupont Avenue (the “Property”) for the three months ended March 31, 2014 (unaudited) and the year ended December 31, 2013.  The Property, which is located in Ontario, California, consists of two multi-tenant buildings with 111,890 rentable square feet (unaudited) situated on 5.7 acres (unaudited) of land.  The Property was acquired by Rexford Industrial Realty, Inc., through its operating partnership, Rexford Industrial Realty, L.P. from a third-party seller on June 24, 2014 for approximately $10.2 million.

The accompanying statements of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred through the future operations of the Property, have been excluded. Such items include depreciation, amortization, interest expense, interest income, management fee expense, and amortization of above and below market leases.

Unaudited Interim Financial Information

The accompanying interim unaudited statement of revenues and certain expenses for the three-months ended March 31, 2014 has been prepared by the Property’s management pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) may have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the presentation not misleading. The unaudited statement of revenues and certain expenses for the three-months ended March 31, 2014, include, in the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial information set forth therein. The results of operations for the interim periods ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ended December 31, 2014.

2. SIGNIFICANT ACCOUNTING POLICES

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

4051 SANTA ANA STREET AND 710 DUPONT AVENUE

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

Use of Estimates

A number of estimates and assumptions have been made relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

3.MINIMUM FUTURE LEASE RENTALS

There are various lease agreements in place with tenants to lease space at the Property. As of March 31, 2014, the minimum future cash rents receivable under non-cancelable operating leases agreements in each of the next five years and thereafter are as follows (unaudited and in thousands):

April 1, 2014 to December 31, 2014	$475
2015	648
2016	293
2017	97
2018	82
Thereafter	-
Total	$1,595

Leases generally require reimbursement of the tenant's proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4.      TENANT CONCENTRATIONS

For the three months ended March 31, 2014 and the year ended December 31, 2013, two of five total tenants represented 61.0% (unaudited) and 74.2%, respectively, of the Property’s rental revenue.

5.       COMMITMENTS AND CONTINGENCIES

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance and the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

6.       SUBSEQUENT EVENTS

Subsequent events were evaluated through August 4, 2014, the date the financial statements were available to be issued.

Report of Independent Auditors

The Board of Directors and Stockholders of Rexford Industrial Realty, Inc.

We have audited the accompanying statement of revenues and certain expenses (“the financial statement”) of the Chatsworth Industrial Park property (“the Property”) for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates, made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of the Property’s financial statement for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statement, the statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Los Angeles, California

August 4, 2014

CHATSWORTH INDUSTRIAL PARK

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

THREE-MONTHS ENDED MARCH 31, 2014 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2013

(in thousands)

	Three Months Ended March 31, 2014 (Unaudited)	Year Ended December 31, 2013
RENTAL REVENUES
Rental revenues	$266	$1,078
Tenant reimbursements	44	155
TOTAL RENTAL REVENUES	310	1,233
CERTAIN OPERATING EXPENSES
Property expenses	52	239
TOTAL OPERATING EXPENSES	52	239
REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$258	$994

CHATSWORTH INDUSTRIAL PARK

NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.	BACKGROUND AND BASIS OF PRESENTATION

The accompanying statements of revenues and certain expenses present the results of operations of Chatsworth Industrial Park (the “Property”) for the three months ended March 31, 2014 (unaudited) and the year ended December 31, 2013.  The Property which is located at 21026-21040 Nordhoff Street, 9035 Independence Avenue, and 21019, 21021, 21025, 21029, 21045-21051 Osborne Street in Chatsworth, CA consists of seven single- and multi-tenant buildings with 153,212 rentable square feet (unaudited).  The Property was acquired by Rexford Industrial Realty, Inc., through its operating partnership, Rexford Industrial Realty, L.P. from a third-party seller on July 24, 2014 for approximately $16.8 million.

The accompanying statements of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred through the future operations of the Property, have been excluded. Such items include depreciation, amortization, interest expense, interest income, management fee expense, and amortization of above and below market leases.

Unaudited Interim Financial Information

The accompanying interim unaudited statement of revenues and certain expenses for the three-months ended March 31, 2014 has been prepared by the Property’s management pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) may have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the presentation not misleading. The unaudited statement of revenues and certain expenses for the three-months ended March 31, 2014, include, in the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial information set forth therein. The results of operations for the interim periods ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ended December 31, 2014.

2. SIGNIFICANT ACCOUNTING POLICES

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

16

CHATSWORTH INDUSTRIAL PARK

NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Use of Estimates

A number of estimates and assumptions have been made relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

3.MINIMUM FUTURE LEASE RENTALS

There are various lease agreements in place with tenants to lease space at the Property. As of March 31, 2014, the minimum future cash rents receivable under non-cancelable operating leases and month-to-month agreements in each of the next five years and thereafter are as follows (unaudited and in thousands):

April 1, 2014 to December 31, 2014	$764
2015	625
2016	396
2017	142
2018	49
Thereafter	-
Total	$1,976

Leases generally require reimbursement of the tenant's proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4.      TENANT CONCENTRATIONS

For the three months ended March 31, 2014 and the year ended December 31, 2013, one tenant represented 24.7% (unaudited) and 24.9%, respectively, of the Property’s total rental revenue.

5.       COMMITMENTS AND CONTINGENCIES

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance and the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

6.       SUBSEQUENT EVENTS

Subsequent events were evaluated through August 4, 2014, the date the financial statements were available to be issued.

17

REXFORD INDUSTRIAL REALTY, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2014 is based on Rexford Industrial Realty, Inc.’s (the “Company”) historical consolidated balance sheet and reflects the subsequent acquisition of (i) a nine property industrial portfolio from a single-seller (the “Portfolio”), (ii) 4051 Santa Ana Street and 701 Dupont Avenue (“Dupont”) and (iii) Chatsworth Industrial Park (“Chatsworth”) and the related borrowings on the revolving credit facility and the term loan as if such transactions had occurred on March 31, 2014.

  The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013 are based on the Company’s and to the extent applicable, its Predecessor’s, historical statements of operations and have been prepared to reflect the incremental effect of the Company’s initial public offering on July 24, 2013, the Company’s acquisition of the Portfolio, and the Company’s acquisition of the following properties: Dupont, Chatsworth, 845, 855 and 865 Milliken Avenue and 4317 and 4319 Santa Ana Street (“Ontario”), and 14723-14825 Oxnard Street (“Oxnard”) (collectively the “Other Properties”), as if such transactions had occurred on January 1, 2013.

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the Company’s initial public offering and acquisitions of the Portfolio and the Other Properties had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma condensed consolidated financial information and accompanying notes should be read in conjunction with the Company’s financial statements included on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the three months ended March 31, 2014.

REXFORD INDUSTRIAL REALTY, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of March 31, 2014

(in thousands – except share and per share data)

(Unaudited)

	Rexford Industrial Realty, Inc. (A)	Acquisition of Portfolio (B)	Pro Forma Rexford Industrial Realty, Inc. Before Other Acquisitions	Other Acquisitions (C)	Pro Forma Rexford Industrial Realty, Inc.
ASSETS
Investments in real estate, net	$512,573	$82,173	$594,746	$26,157	$620,903
Cash and cash equivalents	6,344	(841)	5,503	(13)	5,490
Restricted cash	352	-	352	-	352
Notes receivable	13,135	-	13,135	-	13,135
Rents and other receivables, net	1,254	-	1,254	-	1,254
Deferred rent receivable, net	3,817	-	3,817	-	3,817
Deferred leasing costs, net	2,303	-	2,303	-	2,303
Deferred loan costs, net	1,476	392	1,868	-	1,868
Acquired lease intangible assets, net	13,174	6,522	19,696	1,174	20,870
Acquired indefinite-lived intangible	5,271	-	5,271	-	5,271
Other assets	4,588	119	4,707	2	4,709
Acquisition related deposits	1,550	-	1,550	-	1,550
Investment in unconsolidated real estate entities	5,778	-	5,778	-	5,778
Total Assets	$571,615	$88,365	$659,980	$27,320	$687,300
LIABILITIES & EQUITY
Liabilities
Notes payable	$212,918	$88,000	$300,918	$26,800	$327,718
Accounts payable, accrued expenses and other liabilities	6,345	2	6,347	6	6,353
Dividends payable	3,066	-	3,066	-	3,066
Acquired lease intangible liabilities, net	1,553	184	1,737	331	2,068
Tenant security deposits	6,960	355	7,315	191	7,506
Prepaid rents	778	200	978	57	1,035
Total Liabilities	231,620	88,741	320,361	27,385	347,746
Equity
Rexford Industrial Realty, Inc. stockholders' equity
Common Stock, $0.01 par value 490,000,000 authorized and 25,551,204 and 25,559,886 outstanding at March 31, 2014 and December 31, 2013, respectively	255	-	255	-	255
Additional paid in capital	312,131	-	312,131	-	312,131
Accumulated other comprehensive income	269	-	269	-	269
Accumulated deficit	(7,782)	(376)	(8,158)	(65)	(8,223)
Total stockholders' equity	304,873	(376)	304,497	(65)	304,432
Noncontrolling interests	35,122	-	35,122	-	35,122
Total Equity	339,995	(376)	339,619	(65)	339,554
Total Liabilities and Equity	$571,615	$88,365	$659,980	$27,320	$687,300

REXFORD INDUSTRIAL REALTY, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the three months ended March 31, 2014

(in thousands – except share and per share data)

(Unaudited)

	Rexford Industrial Realty, Inc. (AA)	Acquisition of Portfolio (DD)	Other Adjustments		Pro Forma Rexford Industrial Realty, Inc. Before Other Acquisitions	Other Acquisitions (GG)	Other Adjustments		Pro Forma Rexford Industrial Realty, Inc.
RENTAL REVENUES
Rental revenues	$11,628	$1,235	$-		$12,863	$436	$-		$13,299
Tenant reimbursements	1,511	370	-		1,881	48	-		1,929
Management, leasing and development services	234	-	-		234	-	-		234
Other income	42	-	-		42	-	-		42
TOTAL RENTAL REVENUES	13,415	1,605	-		15,020	484	-		15,504
Interest income	276	-	-		276	-	-		276
TOTAL REVENUES	13,691	1,605	-		15,296	484	-		15,780
OPERATING EXPENSES
Property expenses	4,134	410	75	(EE)	4,619	93	116	(EE)	4,828
General and administrative	2,605	-	-		2,605	-	-		2,605
Depreciation and amortization	6,130	1,125	-		7,255	282	-		7,537
TOTAL OPERATING EXPENSES	12,869	1,535	75		14,479	375	116		14,970
OTHER (INCOME) EXPENSE
Acquisition expenses	333	-	-		333	-	-		333
Interest expense	1,251	-	383	(FF)	1,634	-	93	(II)	1,727
TOTAL OTHER EXPENSE	1,584	-	383		1,967	-	93		2,060
TOTAL EXPENSES	14,453	1,535	458		16,446	375	209		17,030
Equity in income (loss) from unconsolidated real estate entities	45	-	-		45	-	-		45
Gain from early repayment of note receivable	-	-	-		-	-	-		-
Loss on extinguishment of debt	-	-	-		-	-	-		-
NET (LOSS) INCOME FROM CONTINUING OPERATIONS	(717)	70	(458)		(1,105)	109	(209)		(1,205)
Net loss from continuing operations attributable to noncontrolling interests	-	-	117	(JJ)	117	-	11	(JJ)	128
NET (LOSS) INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO REXFORD INDUSTRIAL REALTY, INC. STOCKHOLDERS	$(717)	$70	$(341)		$(988)	$109	$(198)		$(1,077)
Loss from continuing operations attributable to common stockholders per share - basic and diluted	$(0.03)				$(0.04)				$(0.04)
Weighted average shares of common stock outstanding - basic and diluted	25,419,418				25,419,418				25,419,418

REXFORD INDUSTRIAL REALTY, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2013

(in thousands – except share and per share data)

(Unaudited)

	Rexford Industrial Realty, Inc. Predecessor (Period from 1/1/13 -7/23/13) (AA)	Rexford Industrial Realty, Inc. (Period from 7/24/13 - 12/31/13) (AA)	Contribution of Rexford Sponsor LLC and Rexford Fund V REIT LLC (BB)	IPO Financing Transactions (CC)	Acquisition of Portfolio (DD)	Other Adjustments		Pro Forma Rexford Industrial Realty, Inc. before Other Acquisitions	Other Acquisitions (HH)	Other Adjustments		Pro Forma Rexford Industrial Realty, Inc.
RENTAL REVENUES
Rental revenues	$19,206	$18,449	$(22)	$-	$6,055	$-		$43,688	$3,206	$-		$46,894
Tenant reimbursements	2,212	2,161	-	-	1,561	-		5,934	226	-		6,160
Management, leasing and development services	444	534	-	-	-	-		978	-	-		978
Other income	187	93	-	-	-	-		280	-	-		280
TOTAL RENTAL REVENUES	22,049	21,237	(22)	-	7,616	-		50,880	3,432	-		54,312
Interest income	698	381	-	-	-	-		1,079	-	-		1,079
TOTAL REVENUES	22,747	21,618	(22)	-	7,616	-		51,959	3,432	-		55,391
OPERATING EXPENSES
Property expenses	5,924	6,396	-	-	1,686	298	(EE)	14,304	833	261	(EE)	15,398
General and administrative	4,420	5,327	-	-	-	-		9,747	-	-		9,747
Depreciation and amortization	7,022	8,686	3,090	-	4,769	-		23,567	2,392	-		25,959
TOTAL OPERATING EXPENSES	17,366	20,409	3,090	-	6,455	298		47,618	3,225	261		51,104
OTHER (INCOME) EXPENSE
Acquisition expenses	724	540	-	-	-	-		1,264	-	-		1,264
Interest expense	9,395	1,763	-	(7,308)	-	1,552	(FF)	5,402	-	500	(II)	5,902
Gain on mark-to-market of interest rate swaps	(49)	-	-	-	-	-		(49)	-	-		(49)
TOTAL OTHER EXPENSE	10,070	2,303	-	(7,308)	-	1,552		6,617	-	500		7,117
TOTAL EXPENSES	27,436	22,712	3,090	(7,308)	6,455	1,850		54,235	3,225	761		58,221
Equity in income (loss) from unconsolidated real estate entities	(915)	92	-	-	-	-		(823)	-	-		(823)
Gain from early repayment of note receivable	1,365	-	-	-	-	-		1,365	-	-		1,365
Loss on extinguishment of debt	(3,955)	-	-	-	-	-		(3,955)	-	-		(3,955)
NET LOSS FROM CONTINUING OPERATIONS	(8,194)	(1,002)	(3,112)	7,308	1,161	(1,850)		(5,689)	207	(761)		(6,243)
Net loss from continuing operations attributable to noncontrolling interests	-	-	-	-	-	690	(JJ)	690	-	67	(JJ)	757
NET (LOSS) INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO REXFORD INDUSTRIAL REALTY, INC. STOCKHOLDERS	$(8,194)	$(1,002)	$(3,112)	$7,308	$1,161	$(1,160)		$(4,999)	$207	$(694)		$(5,486)
Loss from continuing operations attributable to common stockholders per share - basic and diluted		$(0.04)						$(0.20)				$(0.22)
Weighted average shares of common stock outstanding - basic and diluted		24,925,226						24,925,226				24,925,226

REXOFRD INDUSTRIAL REALTY, INC.

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	Balance sheet adjustments

(A)

Represents the unaudited historical balance sheet of Rexford Industrial Realty, Inc. (the “Company,” “we,” or “us”) as of March 31, 2014.  See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

(B)

Reflects the acquisition of the Portfolio as if it had occurred on March 31, 2014 for approximately $88.5 million.  The acquisition was funded by entering into a new $48.5 million term loan and drawing $39.5 million on the Company’s revolving credit facility.  The Company incurred $0.4 million in acquisition expenses as part of the acquisition of the Portfolio.

(C)

Reflects the acquisition of Dupont for $10.2 million and Chatsworth for $16.8 million from unrelated parties, as if the acquisition had occurred on March 31, 2014.  These acquisitions were primarily funded by drawing on the Company’s revolving credit facility.  Additionally, the Company incurred $65,000 in acquisition expenses as part of the acquisition of these properties.  The acquisitions of Ontario and Oxnard occurred during the quarter ended March 31, 2014 and are included in the Company’s unaudited historical balance sheet of March 31, 2014.  The following table reflects the fair value of assets and liabilities acquired for each of these properties (in thousands):

	Dupont	Chatsworth	Total
Investments in real estate, net	$9,870	$16,287	$26,157
Acquired lease intangible assets, net	524	650	1,174
Acquired lease intangible liabilities, net	(194)	(137)	(331)
Total purchase price	10,200	16,800	27,000
Other assets	2	-	2
Accounts payable, accrued expenses and other liabilities	-	(6)	(6)
Tenant security deposits	(63)	(128)	(191)
Prepaid rents	(27)	(30)	(57)
Net assets acquired	$10,112	$16,636	$26,748

2.	Income statement adjustments

(AA)

Represents the unaudited historical consolidated operations of the Company for the three months ended March 31, 2014, the historical consolidated operations of the Company for the period from July 24, 2013 through December 31, 2013, and the combined operations of Rexford Industrial Realty, Inc.’s Predecessor (the “Predecessor”) for the period from January 1, 2013 through July 23, 2013. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

(BB)

Reflects the contribution of Rexford Fund V Sponsor, LLC, Rexford Industrial Fund V REIT, LLC and their controlled subsidiaries in the formation transactions as if this had occurred on January 1, 2013. The contribution of the ownership interests in Rexford Fund V Sponsor, LLC, Rexford Industrial Fund V REIT, LLC and their controlled subsidiaries was accounted for as a business combination in accordance with ASC Section 805-10, Business Combinations, and recorded at the estimated fair value of the acquired assets and

REXOFRD INDUSTRIAL REALTY, INC.

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

assumed liabilities.  Adjustments to rental revenues and depreciation and amortization represent the additional depreciation expense and amortization of intangibles as a result of the business combination.

(CC)

Reflects the proceeds from our initial public offering used to repay approximately $303.3 million of debt secured by the assets of the Predecessor resulting in a decrease in interest expense as if repayment had occurred on January 1, 2013.  Additionally, reflects the incremental interest from the $60.0 million term loan and the initial $7.1 million draw on our revolving credit facility made at the time of our initial public offering as if they had occurred on January 1, 2013. The calculation of interest expense relating to our $60.0 million term loan assumes an interest rate of one-month LIBOR plus the applicable LIBOR margin of 1.90%, or currently 2.06%. The calculation of interest expense relating to our draw on our secured revolving credit facility assumes an interest rate of one-month LIBOR plus the applicable LIBOR margin of 1.55%, or currently 1.71%, and a 0.30% unused line fee.  On a pro forma basis, if LIBOR were to increase by 1/8%, interest expense would have increased by and net loss from continuing operations would have increased by $47,000 for the year ended December 31, 2013.  Conversely, if LIBOR were to decrease by 1/8%, interest expense would have decreased by and net loss from continuing operations would have decreased by $47,000 for the year ended December 31, 2013.

(DD)

The pro forma adjustments reflect the results of operations for the three months ended March 31, 2014 and the year ended December 31, 2013 for the Portfolio as if the Portfolio had been acquired on January 1, 2013.  Revenues and direct operating expenses are presented on the accrual basis of accounting.  Rental revenues include adjustments for the amortization of the net amount of above- and below-market rents.  Depreciation and amortization amounts were determined based on management’s evaluation of the estimated useful lives of the properties in the Portfolio and intangibles. In utilizing these useful lives for determining the pro forma adjustments, management considered the length of time the property had been in existence, the maintenance history as well as anticipated future maintenance, and any contractual stipulations that might limit the useful life.

(EE)

The pro forma adjustments reflect the incremental property tax expense from the anticipated real estate tax reassessment of the Portfolio and the Other Properties for the three months ended March 31, 2014 and the year ended December 31, 2013 as if the Portfolio and Other Properties had been acquired on January 1, 2013.

(FF)

Reflects the adjustment to interest expense as if the $48.5 million term loan at an interest rate of one-month LIBOR plus the applicable LIBOR margin of 1.55% and draws of $39.5 million on the Company’s revolving credit facility at an interest rate of one-month LIBOR plus the applicable LIBOR margin of 1.55% and a 0.30% unused line fee, had occurred on January 1, 2013.  On a pro forma basis, if LIBOR were to increase by 1/8%, interest expense would have increased by and net loss from continuing operations would have increased by $27,000 and $110,000 for the three months ended March 31, 2014 and the year ended December 31, 2013, respectively.  Conversely, if LIBOR were to decrease by 1/8%, interest expense would have decreased by and net loss from continuing operations would have decreased by $27,000 and $110,000 for the three months ended March 31, 2014 and the year ended December 31, 2013, respectively.

(GG)

The following table sets forth the pro forma results of operations for Chatsworth and Dupont for the three months ended March 31, 2014 as if the acquisitions had occurred on January 1, 2013 (in thousands).  Chatsworth was acquired during July 2014 and Dupont was acquired during June 2014. The acquisitions of Ontario and Oxnard occurred during the quarter ended March 31, 2014 and are included in the Company’s unaudited statement of operations for the three-months ended March 31, 2014 from the date the respective property was acquired.   Revenues and direct operating expenses are presented on the accrual basis of accounting.  Rental revenues include adjustments for the amortization of the net amount of above- and below-

REXOFRD INDUSTRIAL REALTY, INC.

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

market rents.  Depreciation and amortization amounts were determined based on management’s evaluation of the estimated useful lives of the properties and intangibles. In utilizing these useful lives for determining the pro forma adjustments, management considered the length of time the property had been in existence, the maintenance history as well as anticipated future maintenance, and any contractual stipulations that might limit the useful life.

	Rental revenues	Tenant reimbursements	Property expenses	Depreciation and amortization
Dupont	$156	$4	$41	$132
Chatsworth	280	44	52	150
Total	$436	$48	$93	$282

(HH)

The following table sets forth the pro forma results of operations for the year ended December 31, 2013 for the Other Properties as if the Other Properties had been acquired on January 1, 2013 (in thousands). Revenues and direct operating expenses are presented on the accrual basis of accounting.  Rental revenues include adjustments for the amortization of the net amount of above- and below-market rents.  Depreciation and amortization amounts were determined based on management’s evaluation of the estimated useful lives of the properties and intangibles. In utilizing these useful lives for determining the pro forma adjustments, management considered the length of time the property had been in existence, the maintenance history as well as anticipated future maintenance, and any contractual stipulations that might limit the useful life.

	Rental revenues	Tenant reimbursements	Property expenses	Depreciation and amortization
Oxnard	$845	$-	$162	$497
Ontario	662	66	262	527
Dupont	566	5	170	527
Chatsworth	1,133	155	239	841
Total	$3,206	$226	$833	$2,392

(II)

Reflects the adjustment to interest expense for the year ended December 31, 2013 as if the draws of $35.6 million on the Company’s revolving credit facility at an interest rate of one-month LIBOR plus the applicable LIBOR margin of 1.55% and a 0.30% unused line fee, used to fund the acquisition of Oxnard, Dupont and Chatsworth, had occurred on January 1, 2013.  For the three months ended March 31, 2014, the adjustment to interest expense reflects the draws of $26.8 million on the Company’s revolving credit facility at an interest rate of one-month LIBOR plus the applicable LIBOR margin of 1.55% and a 0.30% unused line fee, used to fund the acquisition of Dupont and Chatsworth.  On a pro forma basis, if LIBOR were to increase by 1/8%, interest expense would have increased by and net loss from continuing operations would have increased by $8,000 and $44,000 for the three months ended March 31, 2014 and the year ended December 31, 2013, respectively.  Conversely, if LIBOR were to decrease by 1/8%, interest expense would have decreased by and net loss from continuing operations would have decreased by $8,000 and $44,000 for the three months ended March 31, 2014 and the year ended December 31, 2013, respectively.

(JJ)

Reflects the pro forma income allocation to unitholders in our operating partnership of the various adjustments noted in (AA) through (II) above, for the three months ended March 31, 2014 and the year ended December 31, 2013.